UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2014

Teucrium Commodity Trust
(Exact name of registrant as specified in its charter)

Delaware	001-34765	61-1604355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

232 Hidden Lake Road, Building A Brattleboro, Vermont 05301
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (802) 257-1617

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On June 30, 2014, KPMG LLP (“KPMG”) acquired certain assets of ROTHSTEIN-KASS, P.A. (d/b/a Rothstein Kass & Company, P.C.) and certain of its affiliates (“Rothstein Kass”), the independent registered public accounting firm for Teucrium Commodity Trust (the “Trust”), the Teucrium Corn Fund, the Teucrium Natural Gas Fund, the Teucrium WTI Crude Oil Fund, the Teucrium Soybean Fund, the Teucrium Sugar Fund, the Teucrium Wheat Fund, and the Teucrium Agricultural Fund (collectively, the “Funds”). As a result of this transaction, on June 30, 2014, Rothstein Kass resigned as the independent registered public accounting firm for the Trust, the Funds and their Sponsor, Teucrium Trading, LLC (the “Company”). The authorized officers (the “Officers”) of the Company approved the engagement of KPMG as the new independent registered public accounting firm for the Company, the Trust and the Funds and on July 29, 2014, KPMG completed its client evaluation procedures and accepted the engagement.

The Officers have approved the dismissal of KPMG as the independent registered public accounting firm for the Company, the Trust and the Funds and KPMG was dismissed on October 3, 2014. The engagement of Grant Thornton LLP as the new independent registered public accounting firm for the Company, the Trust and the Funds was approved by the Officers, and Grant Thornton LLP completed its client evaluation procedures and accepted the engagement, replacing KPMG as of October 3, 2014.

Since July 29, 2014, KPMG has not issued a report on any of the financial statements of the Company, the Trust or the Funds. Accordingly, no reports of KPMG on the financial statements of the Trust or the Funds for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles as no such reports have been prepared.

Between July 29, 2014 and October 3, 2014, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their reports, or reportable events.

The Company has provided a copy of the foregoing disclosures to KPMG and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above statements. A copy of KPMG’s letter, dated October 9, 2014, is filed as Exhibit 16.1 to this Form 8-K.

(b) During the two most recent fiscal years and in the subsequent interim period through October 3, 2014, the Trust and the Funds have not consulted with Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Trust’s and the Funds’ financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No. Description

16.1 Letter from KPMG to the Securities and Exchange Commission dated October 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teucrium Commodity Trust
	By:	Teucrium Trading, LLC, its sponsor

Date: October 9, 2014	By:	/s/ Dale Riker
Name: Dale Riker
Title: Chief Executive Officer